UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2019
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	"WPC"	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

An annual meeting of the stockholders of W. P. Carey Inc. (together with its predecessors, the “Company”) was held on June 13, 2019 (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal One

To elect ten Directors for 2019:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mark A. Alexander	90,644,322	1,054,346	325,681	60,005,558
Peter J. Farrell	90,240,288	1,456,617	327,444	60,005,558
Robert J. Flanagan	90,356,244	1,340,544	327,561	60,005,558
Jason E. Fox	91,049,180	650,711	324,458	60,005,558
Benjamin H. Griswold, IV	89,535,201	2,135,946	353,202	60,005,558
Axel K.A. Hansing	90,499,886	1,179,796	344,667	60,005,558
Jean Hoysradt	91,046,255	676,153	301,941	60,005,558
Margaret G. Lewis	90,190,680	1,536,526	297,143	60,005,558
Christopher J. Niehaus	90,266,913	1,420,838	366,598	60,005,558
Nick J.M. van Ommen	90,568,828	1,120,328	335,193	60,005,558

For Proposal One, each of the directors received a majority of the votes cast, in person or by proxy, at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two

	For	Against	Abstain	Broker Non-Votes
A proposal to approve, in an advisory vote, the compensation for the Company’s named executive officers	86,341,168	4,678,148	1,005,033	60,005,558

Proposal Two was approved, on a non-binding advisory basis, after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Proposal Three

	For	Against	Abstain	Broker Non-Votes
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2019	147,171,846	4,416,428	441,633	—

Proposal Three was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

W. P. Carey Inc.

Date:	June 14, 2019	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary